EXHIBIT 10.2

                      MORTGAGE DEED, SECURITY AGREEMENT AND
                          ABSOLUTE ASSIGNMENT OF RENTS

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $350,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

      THIS MORTGAGE DEED, SECURITY AGREEMENT AND ABSOLUTE ASSIGNMENT OF RENTS ("Mortgage"), executed this 28th day of April, 1998, between CELEBRITY ENTERTAINMENT, INC. (E.I.N. 11-2880337), a corporation authorized and existing under the laws of the State of Delaware whose offices are located at 214 Brazilian Avenue, Palm Beach, Florida 33460 (hereinafter referred to as the "Mortgagor") , which term as used in every instance shall include the Mortgagor's heirs, executors, administrators, successors, legal representatives and assigns, either voluntary by act of the parties, or involuntary by operation of law, and shall denote the single and/or plural, and the masculine and/or feminine, and natural and/or artificial person, whenever and wherever the context so requires or admits, Party of the First Part, and ROGER MARTIN AND CAROLE MARTIN, CO-TRUSTEES OF THE ROGER MARTIN REAL ESTATE EMPLOYEES' PROFIT SHARING PLAN & TRUST as to $275,000.00 whose address is 749 NE 74th Street, Boca Raton, Florida 33487, and RENO R. OUELLETTE as to $75,000.00 whose address is P.O. Box 10, Fort Kent Mills, Maine 04744 (hereinafter referred to collectively as the "Mortgagee"), which term as used in every instance shall include the Mortgagee's heirs, executors, administrators, successors, legal representatives and assigns, either voluntary by act of the parties, or involuntary by operation of law, and shall denote the single and/or plural, and the masculine and/or feminine, and natural and/or artificial person, whenever and wherever the context so requires or admits, Party of the Second Part.

      To secure payment and performance of obligations (collectively the "Obligations") under the Promissory Note (the "Note") dated April 28, 1998, in the amount of $350,000.00, made by Mortgagor payable to Mortgagee, this Mortgage, all other indebtedness of Mortgagor to Mortgagee whenever borrowed or incurred, and any renewals, extensions, novations, or modifications of the foregoing, in consideration of those promises and for other divers, good and valuable considerations, Mortgagor does grant, bargain, sell, alienate, remise, release, convey and confirm unto the Mortgagee, in fee simple, all of that certain real estate of which the Mortgagor is now seized and possessed and in actual possession in the County of Marion, State of Florida described in EXHIBIT A attached hereto and made a part hereof (hereinafter referred to as the Mortgaged Property);

      TOGETHER WITH ALL AND SINGULAR: all leasehold estate, and all right, title and interest of Mortgagor in and to all leases or subleases covering such land now or hereafter existing including. without limitation, all cash or security deposits or advance rentals; (ii) all right, title and interest of Mortgagor in and to all options to purchase or lease such land or any interest therein, and any greater estate in such land owned or hereafter acquired by Mortgagor; (iii) all easements, streets, alleys, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights; (iv) all buildings, structures and improvements now or hereafter erected thereon; (v) all furniture, furnishings and fixtures and any replacements thereof now or hereafter affixed to such land, and all gas, steam, electric, water and other heating, cooking, refrigerating, lighting, plumbing, ventilating, irrigating and power systems, appliances, fixtures and appurtenances, including air-conditioning ducts, machinery and equipment, which are now or may hereafter pertain to or be used with, in or on said premises, even though they may be either detached or detachable, and all building improvement and construction materials, supplies and equipment hereafter delivered to such land contemplating affixation thereon,
(vi) all awards and proceeds of condemnation for such land and any improvements thereon or any part thereof to which Mortgagor is entitled, and all proceeds, including return premiums and choses in action arising under any insurance policies maintained with respect to all or any part of the foregoing; (vii) all rents, issues and profits of such land and improvements accruing and to accrue from said premises, and all the estate, right, title and interest of every nature whatsoever of the Mortgagor in and to the same, as well in law as in equity, and all claims and demands whatsoever of said Mortgagor in and to the name, and every part and parcel thereof; and (viii) all proceeds, products replacements, additions, substitutions, renewals, accessions and reversions of any of the foregoing items. All of the real and personal property and property rights hereby conveyed are referred to individually and collectively as the "Property."

      To HAVE AND TO HOLD the Property, and all the estate, right, title and interest, in law and in equity, together with the tenements, hereditaments and appurtenances, and every part thereof of Mortgagor in and to the Property unto Mortgagee and its successors and assigns, in fee simple, forever.

      AND THE SAID MORTGAGOR does hereby agree, warrant, covenant and represent that Mortgagor, at the time of the ensealing and delivery of these presents, is indefeasibly seized of said land in fee simple; that said Mortgagor has full power and lawful right to convey said land in fee simple as aforesaid; that it shall be lawful for the Mortgagor at all times peaceably and quietly to enter upon, hold, occupy and enjoy said land and every part thereof, and the appurtenances; that said land, and every part thereof, is free and clear of all other and former liens, assessments, changes, judgments, taxes, tax titles and/or certificates, and encumbrances of every kind and nature; that said Mortgagor does fully warrant the title to said land and every part therefor and will forever defend the same against the lawful claims of all person whosoever.

      PROVIDED ALWAYS and this Mortgage is on the express condition that if Mortgagor shall pay or cause to be paid the sum of money mentioned in the Note in the manner ail therein specified, and the interest thereon as the same shall become due, and all obligations thereunder shall be paid and performed. according to the true intent and meaning thereof, and shall pay all other sums provided to be paid by this Mortgage, and shall perform, abide by and comply with all the covenants and agreements herein contained, then this Mortgage and the estate hereby created shall cease and determine and be null, void and canceled of record.

      AND MORTGAGOR, for himself and his heirs, legal representatives, successors and assigns, hereby agrees, covenants and represents to and with Mortgagee, and his legal representatives, successors and assigns, as follows:

1. To pay within fifteen (15) days of the date they severally become due, all and singular the payments of principal and interest and other sums of money payable by virtue of the Note, or any renewal or extension thereof, and by virtue of the Mortgage.

2. To pay all and singular taxes, assessments, levies, liabilities, obligations and encumbrances of any nature on the Property, each and every, within the time specified in Paragraph 6 below, and if the same shall not be properly paid Mortgagee may, at any time, either before or after delinquency, pay the same without waiving or affecting the option to foreclose, or any right hereunder and every payment so made shall bear interest from the date thereof at the highest rate per annum allowed by law.

3. To keep the buildings and improvements now standing or hereafter erected upon the Mortgaged Property and any and all apparatus, fixtures and appurtenances now or hereafter in or attached to said buildings or improvements, insured against loss or damage by fire, windstorm, flood and such other hazards as Mortgagee may, from time to time, require for the highest insurable value so that Mortgagee's interest is not subject to co-insurance, and all insurance policies shall be held by and shall be for the benefit of and first payable in case of loss to Mortgagee, and that at least fifteen (15) days before the expiration of each such policy a new and sufficient policy to take the place of the one so expired shall be delivered to Mortgagee; Mortgagor hereby assigns to Mortgagee all monies recoverable under each such policy, and agrees that in the event of a loss the amount collected under any policy of insurance on said property may, at the option of Mortgagee, be applied by Mortgagee upon any indebtedness and/or obligation secured hereby and in such order as Mortgagee may determine; or said amount, or any portion thereof, may, at the option of Mortgagee, either be used in replacing, repairing or restoring the improvements partially or totally destroyed to a condition satisfactory to Mortgagee, or be released to Mortgagor, in either of which events Mortgagee shall not be obligated to see the proper application thereof, nor shall the amount so released or used be deemed a payment of any indebtedness secured hereby; nor shall any of the above be considered a waiver or an impairment of the equity, lien, or right under or by virtue of this Mortgage, and Mortgagee may place and pay for such insurance or any part thereof, without waiving or affecting the option to foreclose or any right hereunder, and each such payment shall bear interest from the due date at the highest rate per annum allowed by law.

4. To permit, commit, or suffer no waste, impairment, abandonment, or deterioration of said Property, or any part thereof, and to permit nothing to be done to said premises that may in any way weaken or impair the security under this Mortgage; and upon the failure of Mortgagor to keep the building and personal property on the Mortgaged Property in good condition or repair, mortgagee may demand the immediate repair of the Mortgaged Property, or an increase in the amount of security, and Mortgagor shall timely comply with said demand of Mortgagee.

5. To perform, comply with and abide by each and every of the covenants, agreements and conditions of the Note and of this Mortgage.

6. To deliver to Mortgagee, on or before February 1st of each year, tax receipts evidencing the payment of all lawfully imposed taxes upon the Property for the preceding calendar year, to deliver to Mortgagee receipts evidencing the payment of all liens for public improvements within 90 days after the same shall become due and payable, and to pay or discharge within 90 days after due date, or in any way resulting from the mortgage indebtedness secured by this Mortgage.

7. To keep the Mortgaged Property in first class repair and in as good condition as they now are and to permit Mortgagee to enter upon and view the Mortgaged Property. The Mortgaged Property shall not be altered or remodeled without the written consent of Mortgagee or assigns. In case of breach of this condition, the parties so doing or Mortgagor shall be liable to Mortgagee or assigns for any damage done or impairment of the Mortgaged Property. This Mortgage lien extends to any building now situate or which may hereafter be situate or located on the Mortgaged Property and materials composing said buildings, whether attached or detached or to the real estate herein; and in case of the removal of any buildings now located on the Mortgaged Property or which may hereafter he located thereon, or the material composing the same during the terms of this Mortgage to some other premises the lien of this Mortgage shall remain and be enforceable against said buildings or material wherever same may be moved or relocated.

8. To pay all and singular the costs, charges and expenses, including attorneys, fees reasonably incurred or paid at any time by Mortgagee, because of the failure of mortgagor to perform, comply with and abide by each and every stipulation, agreement, condition and covenant of the Note and this Mortgage, or either, and every such payment by Mortgagee shall bear interest at the highest rate per annum allowed by law from date of such payment until reimbursed by Mortgagor. In the event Mortgagor neglects to pay any assessments, costs, fees, etc. to keep the mortgage timely, then Mortgagee shall have the option to pay and shall be reimbursed by Mortgagor within thirty (30) days of such payment together with interest thereon from date of payment until paid at the highest rate per annum allowed by law.

9. That if any action or proceeding shall be commenced by any person other than the holder of this mortgage (except an action to foreclose this Mortgage, or to collect the debt secured thereby) to which action or proceeding the holder of this Mortgage is made a party or in which it shall become necessary to defend or uphold the lien of this Mortgage, all sums paid by the holder of this Mortgage for the expense of any litigation to prosecute or defend the rights and liens created by this Mortgage (including reasonable attorneys, fees) shall be paid by Mortgagor, together with interest thereon, at the highest rate per annum allowed by law, and any such sum and the interest thereon, shall be a claim upon said premises and shall be deemed to be secured by this Mortgage. The sums paid by or incurred by the holder hereof in accordance with the terms of this paragraph shall be paid by Mortgagor unto Mortgagee within 30 days and the failure or omission of Mortgagor so to do shall entitle the Mortgagee to add such sums to the principal indebtedness of this Mortgage and the Note it secures.

10. That in case suit shall be instituted in any competent court to foreclose this Mortgage, Mortgagee shall be entitled as a matter of right, and without regard to the value of the Property, or solvency or insolvency of the parties, and without notice, to the appointment of some suitable person as receiver of and for all and singular the Property and the income profits thereof, such receiver to have the usual powers and duties of receivers in such cases, including the right to enter upon, receive, recover and take complete possession of the Property and the rents, income and profits thereof which shall be applied by such receiver according to law and under the direction of the court making such appointment.

11. If foreclosure proceedings should be instituted on any mortgage inferior to this Mortgage, or if any foreclosure proceedings are instituted on any lien of any kind encumbering the Property, Mortgagee may, at its option, immediately or thereafter, declare this Mortgage and indebtedness secured hereby, due and payable. If there is any mortgage or lien superior to this Mortgage, then failure to pay the note or Mortgage when due and in accordance with its terms or failure to abide by the terms of the Mortgage, shall be deemed a breach of this Mortgage and Mortgagee, at its option, may immediately or thereafter declare this Mortgage the indebtedness hereby secured, due and payable. Any modification of any Mortgage superior to this Mortgage or waiver of any principal or interest payments on any note or Mortgage superior to this Mortgage, shall be deemed a breach of the terms and covenants of this Mortgage and Mortgagee hereby may, at its option, declare this Mortgage and the indebtedness secured hereby, due and payable.

12. Mortgagor hereby absolutely assigns and transfers to Mortgages all the leases, rents, issues and profits of the Property (collectively, the "Rents") . So long as no Default exists, Mortgagee gives to and confers upon Mortgagor the license and authority to collect the Rents and to demand, receive and enforce payment, give receipts, releases and satisfactions, and sue in the name of Mortgagor for all the Rents. Mortgagor represents there has been no prior assignment of leases or Rents, and agrees not to further assign such leases or Rents. Upon any occurrence of an Event Of Default as defined herein, Mortgagee may, without notice, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the obligations, revoke and cancel the license and authority of Mortgagor to collect Rents, and (i) enter upon and take possession of the Property, (ii) notify tenants, subtenants and any property manager to pay Rents to Mortgagee or its designee, and upon receipt of such notice such persons are authorized and directed to make payment as specified in the notice and disregard any contrary direction or instruction by Mortgagor, and (iii) in its own name, sue for or otherwise collect Rents, including those post due, and apply Rents, less costs and expenses of operation and collection, including attorneys fees, to the Obligations under the Note in such order and manner as Mortgagee may determine in its sole discretion. Mortgagee's exercise of any one or more of the foregoing rights shall not cure or waive any Event of Default or notice of Event of Default hereunder. Mortgagor shall not assign the rents of the Mortgaged Property or any part thereof without the prior express written consent of Mortgagee.

13. Mortgagor hereby waives all right of homestead exemption in the Property and agrees that this Mortgage and the Note shall be construed according to the laws of the State of Florida.

14. That any and all awards hereafter to be made by an authority in the exercise of the power of eminent domain, or any municipal, county, state or federal authorities to the present and all subsequent owners of the premises covered by this Mortgage, including any award or awards whether for a taking of title to, possession of, or any interest in, the Mortgaged Property or any part thereof and any award or awards received for damages sustained by the Mortgaged Property or any part thereof, or for any change or changes of grade of streets affecting the Mortgaged Property, are hereby assigned to Mortgagee; and the Mortgage, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipt and acquittance thereof, and to apply the same toward the payment of the amount owing on account of the Note and Mortgage, notwithstanding the fact that the amount owing on account of the Note and Mortgage may not be then due and payable; and Mortgagor hereby covenants and agrees to and with Mortgagee, upon request by Mortgagee, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to Mortgagee free, clear and discharged of any and all encumbrances of any kind or nature whatsoever.

15. Mortgagor will exhibit to Mortgagee written receipts establishing the payment of any sums required to be paid under any superior Mortgage or other lien obligation, not later than five (5) days prior to the time that acceleration of such superior mortgage or lien should be declared for non-payment thereof.

16. Any Abstract of Title covering the Mortgaged Property shall belong to and remain in the possession of Mortgagee during the lien of this Mortgage.

17. That it is the intent hereof to secure payment of the Note and the Obligations thereunder, whether the entire amount shall have been advanced to Mortgagor at the date hereof, or at a later date, and to secure any other amount or amounts that may be added to the mortgage indebtedness under the terms of this instrument. The total amount of indebtedness secured hereby may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the principal sum of Three Hundred Fifty Thousand and 00/100 ($350,000.00). plus interest thereon and any disbursements made for the payment of taxes, levies of insurance on the property covered by the lien of this Mortgage, with interest thereon. This Mortgage shall secure any and all additional or future monies which may be advanced by Mortgagee to the Mortgagor after the date hereof, which future advances of money, if made, shall be evidenced by a note or notes executed by Mortgagor to Mortgagee bearing such rate of interest and with such maturity as shall be determined from time to time, but any and all such future advances secured by this Mortgage shall be made no more than five (5) years after the date hereof. Nothing herein contained shall be deemed an obligation on the part of Mortgagee to make any future advances.

18. Mortgagor shall, within five (5) days of a written demand by Mortgagee, execute in such form as shall be required by Mortgagee, an estoppel certificate and waiver of defenses, duly acknowledged, setting forth the amount of principal and interest unpaid hereunder and the general status of this Mortgage.

19. It is specifically agreed that time is of the essence in this Mortgage and that no waiver of any obligation hereunder or of the obligation secured hereby shall at any time hereafter be held to be a waiver of the terms of the Note or Mortgage.

20. if required by Mortgagee as further security for the payment of the Obligations under the Note, Mortgagor stipulates, covenants and agrees that in addition to the principal and interest installments to be paid under the terms of the Note, Mortgagor shall pay to Mortgagee at the time and place of payment of the installment payments, a sum of money equal to the pro rata part of annual taxes and assessments and premium or premiums of fire and other hazard insurance, next due an estimated by Mortgagee, which payments shall be held by Mortgagee to apply in payment of said taxes and assessments and fire and hazard insurance premiums.

21. In the Event Of Default hereunder which can be cured by the payment of money, Mortgagee shall have the right at any time and without waiving or affecting its option to foreclose or any other rights hereunder, to pay such sums of money as may be necessary or required to cure the Event Of Default, and all sums so paid shall forthwith, upon demand thereof, together with interest thereon at the highest rate per annum allowed by law, and any and all costs, charges, abstract fees, attorneys' fees and other expenses incurred or expended in connection with the said payment, be due and payable from Mortgagor to Mortgagee, and this Mortgage shall stand as security therefor, and any sums so paid shall be deemed an indebtedness in addition to the indebtedness hereby secured.

22. Mortgagor acknowledges that the continuous ownership of the Mortgaged Property by Mortgagor is of a material nature to the transaction and the making of the loan evidenced by the Note and secured by this Mortgage. Therefore, Mortgagor agrees that in the event of any transfer of all or substantially all of the secured premises, without the written approval of Mortgagee, howsoever evidenced or occasioned. then, at the option of Mortgagee, the entire unpaid principal balance under the Note, together with accrued interest shall immediately become due and payable. Mortgagor shall not, without the prior written consent of Mortgagee, sell, transfer or convey the right to manage or control the operation of the Mortgaged Property. Mortgagor shall not allow the Mortgaged Property at any time to be or become subject to the lien of any Mortgage in connection with which payments on account of the indebtedness secured hereby are to be made directly or indirectly by or through Mortgagee thereunder, regardless of whether or not payment of the indebtedness secured hereby is assumed by such Mortgagee.

23. A) Mortgagor represents, warrants and covenants that, other than as disclosed in the Phase I Environmental Site Assessment Report prepared by Empire Environmental, Inc., and dated September 16, 1997, Mortgagor has not used Hazardous Materials (as defined hereinafter) on, from, or affecting the Mortgaged Property in any manner which violates Federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that to the best of Mortgagor's knowledge, no prior owner of the Mortgaged Property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from or affecting the Mortgaged property in any manner which violates Federal, State or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials. Mortgagor shall keep or cause the Mortgaged Property to be kept free of Hazardous Materials. Without limiting the foregoing, Mortgagor shall not cause or permit the Mortgaged Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, State and local laws or regulations, nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant or subtenant, a release of Hazardous Materials onto the Mortgaged Property or onto any other property. Mortgagor shall comply with and ensure compliance by all tenants and subtenants with all applicable Federal, State and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all tenants and subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder. Mortgagor shall (A) conduct and complete all investigations, studies, sampling and testing and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Mortgaged Property (i) in accordance with all applicable Federal, State and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of Mortgagee, and (iii) in according with the orders and directives of all Federal, State and local governmental authorities, and (B) defend, indemnify and bold harmless Mortgagee, its employees, agents, officers, and directors, from and against any claims, demands. penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising our of, or in any way related to, (i) the presence, disposal, release or threatened release of any Hazardous materials which are on, from or affecting the soil, water, vegetation, buildings, personal property, persona, animals or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal arising out of or related to such Hazardous Materials;
(iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (iv) any violation of laws, orders, regulations, requirements or demands of government authorities, or any policies or requirements of Mortgagee, which are based upon or in any way related to such hazardous material, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses. In the event this Mortgage is foreclosed, or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Mortgaged Property to Mortgagee free of any and all Hazardous Materials so that the conditions of the Mortgaged Property shall conform with all applicable Federal, state and local laws, ordinances, rules or regulations affecting the Mortgaged Property. For purposes of this Section, "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1901 at seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.) and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule or regulation. The provisions of this Section shall be in addition to any and all other obligations and liabilities Mortgagor may have to Mortgagee at common law, and shall survive the transactions contemplated herein.

      B) Mortgagee, at Mortgagee's sole option, may obtain at any time during the terms of this mortgage, at Mortgagor's expense, a report from a reputable environmental consultant of Mortgagee's choice as to whether the Mortgaged Property and the improvements had been or are being used for the handling, storage, transportation or disposal of hazardous or toxic materials. In the event Mortgagee requests such a report and said report indicates such past or present use, handling, storage, transportation or disposal, Mortgagee may require that all violations of law with respect to hazardous or toxic materials be immediately corrected and/or that Mortgagor obtain all necessary environmental permits before Mortgagee shall fund any initial or subsequent advances under this Mortgage at Mortgagee's sole option. The failure of Mortgagor to correct any violation of law (including without limitation the cleanup of any environmental degradation) with respect to hazardous or toxic materials shall constitute an Event of Default hereunder.

24. This is a First Mortgage and Mortgagor agrees not to create or permit the creation of any other Mortgage, charge, lien or encumbrance against the Mortgaged Property or any portion thereof, without obtaining the written consent of Mortgagee. Notwithstanding the foregoing, Mortgagee hereby consents to the issuance by Mortgagor of one or more subordinated mortgages encumbering the Mortgaged Property and securing one or more promissory notes in a total amount not to exceed $650,000.00, provided that all parties thereto execute, record and deliver to Mortgagee a subordination agreement in a form acceptable to Mortgagee. Mortgagors agree that a violation of this covenant shall constitute an Event of Default hereunder and shall cause the Note to immediately become due and payable in full.

25. Mortgagor and Mortgagee agree that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (hereinafter in this paragraph referred to as the "Code") with respect to any Property, which Property may not be deemed to form a part of the real property described in this Mortgage or may not constitute a "fixture" (within the meaning of Section 9-313 of the Code) and all replacements of such Property, substitutions for such Property, additions to such Property and the proceeds thereof (all of said Property described above, and the replacements, substitutions and additions thereto and the proceeds thereof being hereinafter collectively referred to as the "Collateral"), and that a first and continuing security interest in and to the collateral is hereby granted to Mortgagee, and the Collateral and all right, title and interest of Mortgagor therein are hereby assigned to Mortgagee, all to secure payment of the Note and to secure performance by Mortgagor of the terms, covenants and provisions hereof. Upon occurrence of at Event Of Default as defined under this Mortgage, the Note, or any other indebtedness or obligation secured by this Mortgage, Mortgagee, pursuant to the appropriate provisions of the Code, shall have the right, in addition to all other rights, to proceed with respect to such personal property in accordance with its rights and remedies of a Secured Party under the Code. The parties agree that, in the event Mortgagee shall elect to proceed with respect to the personal property Collateral separately from the real property, five (5) days written notice of the sale of such collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee, shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by Mortgagee. Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of such collateral in reasonable detail. Mortgagor covenants and represents that all Collateral now is, and that all replacements thereof, substitutions therefor or additions thereto, unless Mortgagee otherwise consents, will be free and clear of all other liens, encumbrances and security interests.

26. Mortgagor will provide current financial year end and quarterly financial statements to Mortgagee in conformity with Generally Accepted Accounting Principles applied on a consistent basis during the term of this Mortgage, within 45 days of the end of each fiscal quarter and within 90 days of the fiscal year end. Individual Mortgagors will provide mortgagee with a personal financial statement, including income tax information and the most recently filed tax returns within 90 days of the fiscal year end of Mortgagor. All financial statements will be provided to Mortgagee in such format and on such forms that comply with Mortgagor's filing requirements with the Securities and Exchange Commission. In submitting said financial statements to Mortgagee, Mortgagor or an authorized officer of Mortgagor will certify continuing compliance with all representations, warranties and covenants contained herein, and will also certify that Mortgagor is not in violation or in default under the terms and conditions contained in this Mortgage.

27. Mortgagor hereby agrees knowingly, voluntarily and intentionally to the full extent permitted by law, that in case of an Event Of Default hereunder, neither Mortgagor, nor anyone claiming through or under it, shall or will set up, claim or seek to take advantage of any stay under the bankruptcy laws, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Property hereby conveyed to the final and absolute putting into possession thereof, immediately after such sale.

28. Upon the occurrence of an Event Of Default hereunder, Mortgagee may at Its sole discretion and at any time thereafter, take the following actions immediately and without notice:

      a. accelerate maturity of the Note and the entire amount of principal and interest hereby secured together with all other Obligations under the Note, all of which shall be immediately due and payable;

      b. exercise its right of set-off, or to foreclose its security interest or lien on the Collateral, or to apply for the appointment of a receiver;

      c. institute proceedings for foreclosure of this Mortgage as herein provided; or

      d. exercise any other rights and remedies under the Note, the Mortgage, or as provided by law or equity.

29. Mortgagor shall be in default under this Mortgage upon the happening of any one or more of the following events, circumstances, conditions, or obligations ("Event Of Default"):

      a. the failure by Mortgagor to pay within fifteen (15) days of the date they severally become due, all and singular the payments of principal and interest and other sums of money payable by virtue of the Note, or any renewal or extension thereof,

      b. the failure of Mortgagor to abide by any other provision hereunder, and such failure shall continue for thirty (30) consecutive days after written notice from Mortgagee;

      c. The failure of Mortgagor to obtain and maintain insurance(s) required under Paragraph 3 hereinabove;

      d. The filing of a petition in bankruptcy or for reorganization under the Bankruptcy Code, or any similar bankruptcy or insolvency federal or state statute or law, by or against Mortgagor, or the filing of any involuntary petition, and such filing is not discharged within thirty (30) days after its filing;

      e. the appointment of a receiver or trustee for any of the Property filed by or against Mortgagor inclusive of the indebtedness secured by this Mortgage, and which is not dismissed within thirty (30) days, or if a receiver or trustee of any property of Mortgagor is appointed and is not discharged within thirty
(30) days, or If Mortgagor makes a general assignment or transfer for the benefit of creditors, or the insolvency of the Mortgagor;

      f. the filing of any action or proceeding commenced by any person other than Mortgagee to which action or proceeding Mortgagee is made a party or which it shall become necessary to defend or uphold the lien of this Mortgage, and such action or proceeding is not dismissed within thirty (30) days;

      g. the institution of a foreclosure proceeding an any mortgage inferior to this Mortgage, or the institution of a foreclosure proceeding on any lien of any kind encumbering the Property, and such proceeding is not dismissed within thirty (30) days;

      h. the assignment by Mortgagor of the rents of the Mortgaged Property, or any part thereof without the prior written express consent of Mortgagee; or

      i. the allowance by Mortgagor of the Mortgaged Property to become subject to the lien of any mortgage in connection with which payments on account of the indebtedness secured hereby are to be made directly or indirectly by or through Mortgagee.

30. Mortgagor may prepay all, but not part, of the amounts due under the Note, at any time after the date hereof, upon thirty (30) days prior written notice thereof to Mortgagee/ Payees, and subject to a prepayment penalty equal to: three percent (3.00%) of the Principal Amount if paid on or before April 29, 2001; two percent (2.00%) of the Principal Amount if paid after April 28, 2001 and on or before April 28, 2002; and one percent (1.00%) of the Principal Amount if paid after April 28, 2002 and before April 28, 2003.

(THE NEXT PAGE IS THE SIGNATURE PAGE)

MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INSTRUMENT, THE NOTE, AND ANY OTHER AGREEMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE EXTENDING CREDIT TO MORTGAGOR.

      IN WITNESS WHEREOF, the undersigned Mortgagor has hereunto set hand and seal the day and year first aforesaid.

      THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $350,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE MY MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

                                    CELEBRITY ENTERTAINMENT, INC.,
                                    a Delaware Corporation, Mortgagor

 /s/                                    /s/                   (SEAL)
Witness Signature                   By: J. William Metzger
Vicki A. Kulg                       Its: Executive vice-President
(print name)

 /s/
Witness Signature
 Lisa S. Boros
Witness (print name)


STATE OF FLORIDA
COUNTY OF PALM BEACH
The foregoing instrument was acknowledged before me this 28th day of April, 1998, by J. William Metzger, Executive Vice-President of Celebrity Entertainment, Inc. a Delaware corporation, who is personally known to me or has
produced [            ] as identification.
/s/
Kelly L. Hofmann
Notary Public, State of Florida
Commission No. CC 534043
My Commission Expires 4/1/00